UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report July 31, 2019
(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)
1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 SHAFFER PARKWAY, SUITE 5, LITTLETON, COLORADO 80127
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 2.02  Results of Operation and Financial Condition

On July 31, 2019, the Registrant announced its unaudited financial results for the quarter ended June 30, 2019. Management’s quarterly conference call to discuss these results is scheduled for 2:30 p.m. MDT on August 6, 2019.  The Company’s unaudited financial statements, Management’s Discussion and Analysis together with other important disclosures can be found in the Company’s Quarterly Report on Form 10-Q, filed on July 31, 2019 with the U.S. Securities and Exchange Commission and the Canadian securities regulatory authorities.

Second Quarter Highlights

•	Latest test results continue to demonstrate average gold recoveries in the low-90% range;
•	Commenced update to preliminary feasibility study (“PFS”) on Vista’s Mt Todd gold project, anticipated for completion in the third quarter; and
•	Maintained solid working capital.

Summary of Q2 2019 Financial Results

Vista reported a net loss of $3.0 million, or $0.03 per share, for the three-month period ended June 30, 2019. The loss is comprised of $2.0 million of operating expenses and a $1.1 million mark-to-market loss on our investment in Midas Gold Corp., offset by other income of $0.1 million.

Working capital at June 30, 2019 was $9.6 million, including cash and short-term investments (comprised of government securities) of $6.3 million. The Company has no debt.

Mt Todd Update

Metallurgical test work at Vista’s Mt Todd gold project continued throughout the second quarter. Initial leach test results on material from the Batman deposit with an 80% passing (“P80”) grind size of approximately 50 microns achieved average gold recoveries of 92.7%, a six percentage point improvement from the average gold recoveries reported in the January 2018 prefeasibility study. Additional leach test work is nearing completion and final results are expected in the coming weeks.

Vista’s President and CEO, Mr. Frederick H. Earnest commented, “As we come to the conclusion of the comprehensive metallurgical optimization program, we are encouraged by the intermediate results that continue to support recoveries in the low-90% range. While this testing program has continued, we have advanced work on an updated PFS to incorporate the improved gold recoveries and associated design changes. We have retained independent consultants to review the fine grinding circuit and complete an independent benchmarking study of our capital and operating costs, pre-production and ramp-up schedules, and staffing requirements. We believe these studies in tandem with the updated PFS will provide greater confidence in the economics of the project. As we move forward, we continue to focus on achieving a valuation that is reflective of a very large project in a low-risk jurisdiction, with favorable costs, robust economics, and environmental permits in hand.”

We anticipate that the updated PFS on Mt Todd will be completed in the third quarter.

Management Conference Call

A conference call with management to review our financial results for the second quarter ended June 30, 2019 and to discuss corporate and project activities is scheduled for August 6, 2019 at 2:30 p.m. MDT.

Participant Toll Free: 844-898-8648
Participant International:  647-689-4225
Conference ID:  8192745

This call will also be webcast and can be accessed at the following web location:
http://event.on24.com/r.htm?e=2056422&s=1&k=1501F7ED34AFAE300AE85AAA7B6582C9

This call will be archived and available at www.vistagold.com beginning August 6, 2019. An audio replay will be available for 21 days by calling toll-free in North America: 855-859-2056, passcode 8192745.

If you are unable to access the audio or phone-in on the day of the conference call, please email your questions to ir@vistagold.com.

All dollar amounts in this report are in U.S. dollars.

Forward Looking Statements

This report contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws. All statements, other than statements of historical facts, included in this report that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as the timing and completion of an updated Mt Todd PFS which incorporates the improved gold recoveries and associated design changes, completion of leach recovery testing as the last phase of a comprehensive testing program in the next month, the leach recovery tests to confirm the results of the testing work announced in August 2018; the Mt Todd gold project achieving a valuation that is reflective of a very large project in a low-risk jurisdiction, with favorable costs, robust economics and environmental permits in hand; and our belief that Mt Todd is the largest undeveloped gold project in Australia are forward-looking statements and forward-looking information. The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this report include the following: no change to laws or regulations impacting mine development or mining activities, our approved business plans, mineral resource and reserve estimates and results of preliminary economic assessments, preliminary feasibility studies and feasibility studies on our projects, if any, our experience with regulators, our experience and knowledge of the Australian mining industry and positive changes to current economic conditions and the price of gold. When used in this report, the words “optimistic,” “potential,” “indicate,” “expect,” “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future operating costs and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on our operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; uncertainty as to the results of bulk metallurgical test work; and uncertainty as to completion of critical milestones for Mt Todd; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K filed in February 2019 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01  Regulation FD

On July 31, 2019, the Registrant issued a press release that announced its unaudited financial results for the quarter ended June 30, 2019. Management’s quarterly conference call to discuss these results is scheduled for

2:30 p.m. MDT on August 6, 2019.  The Company’s unaudited financial statements, Management’s Discussion and Analysis together with other important disclosures can be found in the Company’s Quarterly Report on Form 10-Q, filed on July 31, 2019 with the U.S. Securities and Exchange Commission and the Canadian securities regulatory authorities.

A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

99.1 Press Release dated July 31, 2019*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)
Dated: July 31, 2019	By: s/Frederick H. Earnest Frederick H. Earnest President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 31, 2019*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.